                                                                    EXHIBIT 99.3

TO BE EFFECTIVE, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY FIRST CHICAGO TRUST COMPANY (THE "EXCHANGE AGENT") NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MARCH 19, 2001 (THE "ELECTION DEADLINE") TOGETHER WITH
(1) THE CERTIFICATE(S) REPRESENTING ALL SHARES OF COMMON STOCK OF MORGAN KEEGAN, INC. TO WHICH THIS ELECTION FORM AND LETTER OF TRANSMITTAL RELATES OR
(2) A PROPERLY COMPLETED GUARANTEE OF DELIVERY WITH RESPECT TO THAT CERTIFICATE(S). DELIVERY OF SHARES OF COMMON STOCK OF MORGAN KEEGAN, INC. MAY ALSO BE MADE BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("DTC"). SEE INSTRUCTION 18.

                                 ELECTION FORM
                           AND LETTER OF TRANSMITTAL

                     TO ACCOMPANY CERTIFICATES REPRESENTING
             SHARES OF COMMON STOCK, $.625 PAR VALUE PER SHARE, OF

                              MORGAN KEEGAN, INC.

                      PLEASE READ AND FOLLOW CAREFULLY THE
                           ACCOMPANYING INSTRUCTIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF SHARES OF MORGAN KEEGAN COMMON STOCK ENCLOSED
-----------------------------------------------------------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Holder(s)                         Certificate(s) Enclosed
  (If blank, please fill in, exactly as name                             (Please list below --
        appears on the Certificate(s))*                           attach additional list if necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Number of Shares
                                                         Certificate Number(s)**                      Represented by Such
                                                                                                      Certificate (or Covered by a
                                                                                                      Guarantee of Delivery)
                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------
                                                         Total Shares
------------------------------------------------------------------------------------------------------------------------------------

* For a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.
      ** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.

                      IF ANY OR ALL OF YOUR CERTIFICATES ARE LOST OR DESTROYED, PLEASE CALL THE TRANSFER AGENT
                    AT (781) 575-3400 FOR REPLACEMENT INSTRUCTIONS BEFORE YOU SUBMIT THIS LETTER OF TRANSMITTAL.

-------------------------------------------------------------------------------
                                    ELECTION
-------------------------------------------------------------------------------

--   CASH ELECTION FOR ALL SHARES. The             Check only one item on the left. If you
     undersigned makes a cash election             wish to make a cash election for less
     for all shares of Morgan Keegan               than the total number of shares
     common stock identified above and             submitted with this election form and
     equal to the number of shares                 letter of transmittal, you must check
     entered above under "Total Shares."           only the lower box and indicate in the
                                                   blank the number of shares of Morgan
--   CASH ELECTION FOR LESS THAN ALL               Keegan common stock as to which you are
     SHARES. The undersigned makes a               making a cash election. In no event may
     cash election for _____________               the number of shares entered in the
     shares of Morgan Keegan common                lower box exceed the number of shares
     stock.                                        entered above under "Total Shares" and
                                                   submitted with this election form and
                                                   letter of transmittal (or covered by a
                                                   Guarantee of Delivery). See instruction
                                                   19. Please note that as described below
                                                   because Regions will limit the total
                                                   amount of cash it pays in the merger,
                                                   there is no guarantee you will receive
                                                   cash even if you make a proper cash
                                                   election.

                         Special Issuance Instructions

To be completed only if check and/or certificate(s) for Regions common stock are to be issued in the name of and sent to someone other than the undersigned.

Issue and transmit check and/or Regions common stock certificate(s) to:


Name
     --------------------------------------------------------------------------
                                 (Please print)

Address
       ------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                Zip Code


-------------------------------------------------------------------------------
Tax Identification No. or
Social Security No.


===============================================================================

                         Special Delivery Instructions

To be completed only if check and/or certificate(s) for Regions common stock issued in the name of the undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Transmit check and/or Regions common stock certificate(s) to:


Name
    ---------------------------------------------------------------------------
                                 (Please print)

Address
       ------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                Zip Code

* Please attach additional sheets if necessary


===============================================================================

                         MEDALLION SIGNATURE GUARANTEE
              (Required ONLY in cases specified in Instruction 4)

The undersigned hereby guarantees the signature(s) which appear on this election form.


Signature(s) Guarantee:
                       --------------------------------------------------------


-------------------------------------------------------------------------------
     (Name of Firm Providing Medallion Signature Guarantee--Please Print)


-------------------------------------------------------------------------------
                         (Authorized Signature, Title)


Date                        , 2001
    -----------------------


NOTE: IN THE EVENT THAT THE CHECK AND/OR CERTIFICATE(S) REPRESENTING REGIONS COMMON STOCK IS TO BE ISSUED IN EXACTLY THE NAME OF THE REGISTERED HOLDER AS INSCRIBED ON THE SURRENDERED MORGAN KEEGAN STOCK CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED AND NO GUARANTEE OF THE SIGNATURE ON THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS REQUIRED.

                                    SIGN HERE

        Important: Please also complete the included Substitute Form W-9.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of certificates as evidenced by endorsement or stock powers transmitted herewith. If signed by an attorney, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated.)
(See Instruction 7)

Date                                           , 2001
     ------------------------------------------

Name(s):
         -----------------------------------------------------------------------
                                 (Please print)

Capacity (Full Title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
Area Code and
Telephone Number:
                  --------------------------------------------------------------

                              GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (SEE INSTRUCTION 18)

The undersigned (check applicable box),

[ ]  a member of a registered national securities exchange,

[ ]  a member of the National Association of Securities Dealers, Inc., or

[ ]  a commercial bank or trust company in the United States,

Guarantees to deliver to the Exchange Agent either all of the certificate(s) for shares of Morgan Keegan common stock to which this election form and letter of transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Morgan Keegan, no later than 5:00 P.M., New York City time, on the third NYSE trading day after the Election Deadline.

                                           Shares Represented By
                                           Each Certificate (attach
Certificate No.                            additional list if necessary)
---------------                            -----------------------------

-------------------------                  -----------------------------
-------------------------                  -----------------------------
-------------------------                  -----------------------------
-------------------------                  -----------------------------
-------------------------                  -----------------------------

          ------------------------------------------------------------
          (Name of Firm Providing Guarantee of Delivery--Please Print)


                       ----------------------------------
                          (Authorized Signature, Title)


                       ----------------------------------
                       ----------------------------------
                                    (Address)


                       ----------------------------------
                    (Daytime Area Code and Telephone Number)


Date                     , 2001
     --------------------

             PAYER'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND    ---------------------------------
SUBSTITUTE                      CERTIFY BY SIGNING AND DATING BELOW.                       Social Security Number(s)
FORM W-9
                                                                                           OR

(See Instruction 12)                                                                       ---------------------------------
Please fill in your name                                                                   Employer Identification Number(s)
and address below.              --------------------------------------------------------------------------------------------

_____________________________   PART 2 -- CERTIFICATION -- Under Penalties of Perjury, I           PART 3 --
Name                            certify that:                                                      Awaiting TIN [ ]

                                (1) The number shown on the form is my correct Taxpayer
_____________________________       Identification Number (or I am waiting for a number to
Address (number and street)         be issued to me) and

                                (2) I am not subject to backup withholding because (a) I am
_____________________________       exempt from backup withholding, or (b) I have not been
(City, State and Zip Code)          notified by the Internal Revenue Service ("IRS")
Department of the Treasury          that I am subject to backup withholding as a result of
Internal Revenue Service            failure to report all interest or dividends or (c)               PART 4--For Payee
                                    the IRS has notified me that I am no longer subject to           Exempt from Backup
PAYER'S REQUEST FOR                 backup withholding.                                              Withholding
TAXPAYER IDENTIFICATION                                                                              Exempt [ ]
NUMBER (TIN)



                                CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                                SIGNATURE ____________________________________        DATE _________________, 2001

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                        BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I
     HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE
     SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR
     FUTURE. I UNDERSTAND THAT UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER, 31% OF ALL REPORTABLE DIVIDEND PAYMENTS MADE
     TO ME WILL BE WITHHELD, BUT WILL BE REFUNDED IF I PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.
     AFTER THE 60-DAY PERIOD HAS ELAPSED, 31% OF ALL REPORTABLE PAYMENTS WILL BE WITHHELD.


     _________________________________________________________________          ____________________________, 2001
                              SIGNATURE                                                     DATE

-----------------------------------------------------------------------------------------------------------------------------

         This election form and letter of transmittal is to be used in connection with the acquisition of Morgan Keegan, Inc. by Regions Financial Corporation pursuant to the merger of Morgan Keegan with and into Regions, in accordance with the terms of the agreement and plan of merger (the "merger agreement"), dated as of December 17, 2000, by and between Morgan Keegan and Regions. A copy of the merger agreement is included as Appendix A to the proxy statement-prospectus, dated February 26, 2001, relating to the merger. Extra copies of the proxy statement-prospectus will be made available upon request to the Exchange Agent at one of the addresses set forth below. Receipt of the proxy statement-prospectus is hereby acknowledged.

         Pursuant to the merger agreement, you may make a cash election, in the manner indicated below, to have all or less than all of the shares of Morgan Keegan common stock evidenced by the certificate(s) surrendered to the Exchange Agent with this election form and letter of transmittal, or as to which delivery has been guaranteed in accordance with Instruction 18, converted into the right to receive $27.00 of cash per share of Morgan Keegan common stock (the "cash consideration").

         If you wish to make a cash election with respect to any or all of your shares of Morgan Keegan common stock in connection with the merger of Morgan Keegan with Regions, you must (1) sign this election form and letter of transmittal in the space provided on the previous page and on the space provided on the Substitute Form W-9 on the reverse hereof and (2) mail or deliver the completed form with your certificate(s) representing shares of Morgan Keegan common stock, or a Guarantee of Delivery, to First Chicago Trust Company acting as exchange agent at one of the following addresses (or the facsimile number solely with respect to a Guarantee of Delivery). In order to properly make a cash election, this election form and letter of transmittal and any other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on March 19, 2001, the Election Deadline.

          By hand:                    By overnight courier:                 By mail:
          --------                    ---------------------                 --------
 First Chicago Trust Company       First Chicago Trust Company     First Chicago Trust Company
  ATTN: Tenders & Exchanges            40 Campanelli Drive               P.O Box 842010
 C/O Securities Transfer and           Braintree, MA 02184            Boston, MA 02284-2011
  Reporting Services, Inc.
100 William Street - Galleria
     New York, NY 10038

IF YOU DO NOT CHOOSE TO MAKE A CASH ELECTION FOR ALL OF YOUR SHARES, OR A CASH ELECTION FOR LESS THAN ALL OF YOUR SHARES, OF MORGAN KEEGAN COMMON STOCK, THEN ALL OF YOUR SHARES OF MORGAN KEEGAN COMMON STOCK WILL BE CONVERTED INTO REGIONS COMMON STOCK AT THE EXCHANGE RATIO SET FORTH IN THE MERGER AGREEMENT WHEN THE MERGER IS COMPLETED.

Ladies and Gentlemen:

         The undersigned elects, as indicated herein, to have the specified number of the undersigned's shares of the $.625 par value common stock of Morgan Keegan represented by the certificate(s) identified herein and enclosed herewith, or covered by a Guarantee of Delivery, converted at the effective time of the merger, for each share of Morgan Keegan common stock so designated, into the cash consideration.

         It is understood that the cash election is subject to the terms, conditions, and limitations set forth in the merger agreement and described in the proxy statement-prospectus.

         CHECKS FOR THE CASH CONSIDERATION (AND, AS THE CASE MAY BE, STOCK CERTIFICATES OF REGIONS) WILL NOT BE SENT UNTIL THE MERGER HAS BEEN COMPLETED.

NOTE: THE TAX CONSEQUENCES OF A CASH ELECTION TO A HOLDER OF MORGAN KEEGAN COMMON STOCK VARY FROM THE TAX CONSEQUENCES OF NOT MAKING A CASH ELECTION. FOR INFORMATION ON THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF MAKING A CASH ELECTION, SEE "DESCRIPTION OF THE MERGER--FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT-PROSPECTUS. HOLDERS OF MORGAN KEEGAN COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDERS, INCLUDING TAX REPORTING REQUIREMENTS AND TAX CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN LAW.

IMPORTANT: TO BE EFFECTIVE, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK TIME, ON MARCH 19, 2001, THE ELECTION DEADLINE.

         The undersigned authorizes and instructs you, as Exchange Agent, to deliver to Regions any certificate(s) delivered herewith and to receive on behalf of the undersigned, in exchange for the shares of Morgan Keegan common stock represented thereby, any check and/or any certificate(s) for shares of Regions common stock issuable to the undersigned pursuant to the merger. The consideration to be issued to the undersigned in the merger with respect to the shares of Morgan Keegan common stock identified herein and transmitted herewith, or covered by a Guarantee of Delivery, whether consisting of the cash consideration, shares of Regions common stock, or a combination thereof, is referred to as the "merger consideration."

         The cash election procedures, including the maximum aggregate cash to be paid by Regions in the merger, are set forth in the merger agreement and summarized in the proxy statement-prospectus under "The Merger - Cash Election Feature" and "The Merger - Procedures for Making a Cash Election." The merger agreement provides that the total amount of cash that will be paid in the merger to satisfy all cash elections (including cash to be paid instead of fractional shares and with respect to stock rights under Morgan Keegan's 2000 non-employee directors' stock option plan) will not exceed 30% of the aggregate consideration paid in exchange for shares of Morgan Keegan common stock in the merger, which percentage may be increased by Regions in its sole discretion to a percentage not greater than 45%, as increased or not, the "maximum cash amount". If the number of Morgan Keegan stockholders electing to receive cash would otherwise result in the aggregate cash paid by Regions in the merger exceeding the maximum cash amount, the Exchange Agent will randomly select, from among those holders electing to receive cash instead of Regions common stock, enough holders not to receive cash so that the aggregate cash consideration is as close as practicable to the maximum cash amount.

         Therefore, even if you make a cash election and properly submit your Morgan Keegan stock certificates to the Exchange Agent with this election form and letter of transmittal, there is no assurance that you will receive cash in exchange for your shares of Morgan Keegan common stock. If, after making a cash election, you are selected by the Exchange Agent through a random selection process as one of the stockholders not to receive cash, by virtue of the maximum cash amount, your shares of Morgan Keegan common stock will, upon completion of the merger, be converted into shares of Regions common stock at the exchange ratio established under the merger agreement. In that event, this election form and letter of transmittal will serve solely as a letter of transmittal with respect to the shares covered by this election form and it will not be necessary for you to take any further action to receive certificate(s) for the Regions common stock to which you become entitled in the merger.

         The Exchange Agent reserves the right to deem that the undersigned has not made a valid cash election if:

         (a) the undersigned fails to make either a "Cash Election for All Shares" or a "Cash Election for Less than All Shares" in which the undersigned specifies the number of shares covered by the election;

         (b) the undersigned fails to follow the instructions on this election form and letter of transmittal (including failure to submit stock certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) or otherwise fails to properly make a cash election;

         (c) a completed election form and letter of transmittal (including submission of the holder's stock certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) is not received by the Exchange Agent by the Election Deadline; or

         (d) The undersigned returns this election form and letter of transmittal with a Guarantee of Delivery but does not deliver the stock certificate(s) representing the shares in respect of which the cash election is being made or confirmation of a book-entry transfer of the shares at DTC within three New York Stock Exchange (NYSE) trading days after the Election Deadline.

         The undersigned hereby represents and warrants that the undersigned was the registered holder of the shares transmitted hereby on the date indicated in the execution block, with good title to the above-described shares and full power and authority (i) to sell, assign and transfer the shares represented by the enclosed certificate(s), or covered by a Guarantee of Delivery, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the cash election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this election form and letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

         It is understood that the undersigned will not receive the merger consideration until the undersigned has submitted any additional documents as the Exchange Agent may require. It is further understood that no interest will accrue on the merger consideration or on any dividends paid with respect thereto.

         Unless otherwise indicated under the Special Issuance Instructions box, in exchange for the certificate(s) covered by this election form and letter of transmittal, the undersigned requests that any check for the cash consideration, any certificate representing Regions common stock, and any check for any accrued dividends and/or cash instead of a fractional share that may be payable be issued to the undersigned. Similarly, unless otherwise indicated under the Special Delivery Instructions box, please mail any such check and/or certificate to the undersigned at the address shown above. In the event that both the Special Issuance Instructions box and the Special Delivery Instructions box are completed, please issue and mail such certificate and check to the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to shares for which Special Issuance Instructions and/or Special Delivery Instructions have been given.

         Registered holders of Morgan Keegan common stock who are nominees only may submit a separate election form and letter of transmittal for each beneficial holder for whom that registered holder is a nominee; provided, however, that at the request of Regions, that registered holder must certify to the satisfaction of Regions that the registered holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom an election form and letter of transmittal is submitted will be treated as a separate holder of Morgan Keegan common stock, subject to the provisions concerning joint elections.

         Completing and returning this election form and letter of transmittal does not have the effect of casting a vote with respect to the adoption of the merger agreement and approval of the related transactions at the special meeting of Morgan Keegan stockholders.

                                  INSTRUCTIONS

         This election form and letter of transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Morgan Keegan common stock desiring to make a cash election. Holders of Morgan Keegan common stock who do not complete and submit this election form and letter of transmittal prior to the Election Deadline cannot make a cash election. They will be deemed not to have made a cash election and will receive shares of Regions common stock in accordance with the exchange ratio set forth in the merger agreement and described in the proxy statement-prospectus. Until a registered holder's stock certificate(s) or confirmation of a book-entry transfer of the shares at DTC is received by the Exchange Agent at one of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this election form and letter of transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive the check representing the cash consideration. Notwithstanding the foregoing, checks for the cash consideration (and, as the case may be, stock certificates of Regions) will not be sent until the merger is completed.

         1. Time in Which to Make a Cash Election. For a cash election to be validly made, the Exchange Agent must receive, at one of the addresses set forth on the front of this election form and letter of transmittal, prior to the Election Deadline, this election form and letter of transmittal, properly completed and executed, and accompanied by the certificates representing, confirmation of a book-entry transfer at DTC of, or a Guarantee of Delivery covering, the Morgan Keegan common stock owned by that holder with respect to which a cash election is to be made. Any stockholder whose election form and letter of transmittal (or confirmation of book-entry transfer of the shares at DTC or Guarantee of Delivery) are not so received will be deemed not to have made a cash election. In the event shares of Morgan Keegan common stock covered by a Guarantee of Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares at DTC) by 5:00 P.M., New York City time, three NYSE trading days after the Election Deadline, the holder thereof will be deemed not to have made a cash election.

         2. Change or Revocation of Cash Election. A holder of Morgan Keegan common stock who has made a cash election may at any time prior to the Election Deadline change or revoke such holder's cash election by submitting to the Exchange Agent a revised election form and letter of transmittal (or a facsimile thereof), properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. If a holder elects to increase the number of shares to which such holder elects to receive cash, the revised election form and letter of transmittal must include any additional shares covered by the election and not previously submitted to the Exchange Agent. After the Election Deadline, a holder of Morgan Keegan common stock may not change or revoke his or her cash election and may not withdraw his or her certificate(s), if any, hereby submitted unless the merger agreement is terminated.

         3. Forms of Election by Nominees. Any registered holder of Morgan Keegan common stock who is a nominee for more than one beneficial owner (provided, however, that shares of Morgan Keegan common stock held on one account by joint owners will be deemed owned by one beneficial owner) must submit a separate election form and letter of transmittal for each distinct beneficial owner. Upon the request of Regions, such registered holder will be required to certify to the satisfaction of Regions that such registered holder holds those shares of Morgan Keegan common stock subject to a cash election as nominee for the beneficial owner covered by such election form and letter of transmittal and for no other beneficial owner(s).

         4. Guarantee of Signatures. No signature guarantee on this election form and letter of transmittal is required if this election form and letter of transmittal is signed by the registered holder of the shares surrendered herewith (unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the election form and letter of transmittal). IN ALL OTHER CASES, ALL OTHER SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program (an "eligible institution"). Public notaries cannot execute acceptable guarantees of signatures.

         5. Delivery of Election Form and Letter of Transmittal and Certificates. The certificate(s), together with a properly completed and duly executed copy of this election form and letter of transmittal and any other documents required by this election form and letter of transmittal, should be delivered to the Exchange Agent at one of the addresses set forth above.

         The method of delivery of certificate(s) and any other required documents is at the election and risk of the owner. However, if certificate(s) are sent by mail, it is recommended that they be sent by certified mail, properly insured, with return receipt requested. Risk of loss and title of the certificate(s) shall pass only when actually received by the Exchange Agent.

         All questions as to the validity, form and eligibility of any election form and letter of transmittal or certificate surrendered hereunder will be determined by Regions (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding. Regions reserves the right to waive any irregularities or defects in the surrender of any certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither Regions nor the Exchange Agent is under any obligation to provide notification of any defects in any election or in the deposit and surrender of any certificate(s) representing Morgan Keegan common stock.

         All cash elections will be considered in accordance with the terms and conditions of the merger agreement.

         6. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the numbers of shares represented thereby should be listed on a separate schedule attached hereto.

         7. Signatures on Election Form and Letter of Transmittal, Stock Powers and Endorsements. If this election form and letter of transmittal is signed by the registered holder of the certificate(s) surrendered hereby, the signature must correspond exactly with the name written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If the certificate(s) surrendered hereby is owned of record by two or more joint owners, all such owners must sign this election form and letter of transmittal.

         If any surrendered shares are registered in different names on several certificate(s), it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

         When this election form and letter of transmittal is signed by the registered owner(s) of the certificate(s) listed and surrendered herewith, no endorsements of the certificate(s) or separate stock powers are required.

         If this election form and letter of transmittal is signed by a person other than the registered owner of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner. Signatures on such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 4.

         If this election form and letter of transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such persons must so indicate when signing, must give his or her full title in such capacity, and must provide evidence satisfactory to the Exchange Agent of his or her authority to so act. The Exchange Agent will not exchange any shares or deliver the merger consideration until all instructions herein are complied with.

         8. New Certificates in Same Name. If a cash election is not successfully made, or if a cash election for less than all of the shares represented by Morgan Keegan stock certificates submitted with this election form and letter of transmittal is made, and shares of Morgan Keegan common stock covered by this election form and letter of transmittal are converted into shares of Regions common stock as described above, but all certificates representing Regions common stock are to be registered in exactly the same name that appears on the certificate(s) being submitted with this election form and letter of transmittal, then the stockholder will not be required to endorse the certificate(s) submitted herewith.

         9. New Certificates in Different Name. If a cash election is not successfully made, or if a cash election for less than all of the shares represented by Morgan Keegan stock certificates submitted with this election form and letter of transmittal is made, and shares of Morgan Keegan common stock covered by this election form and letter of transmittal are converted into shares of Regions common stock as described above, and any certificate representing Regions common stock is to be registered in other than exactly the name that appears on the certificate(s) representing the shares being submitted with this election form and letter of transmittal, the certificate(s) being submitted herewith must be endorsed, or accompanied by an appropriate signed stock power, and the signatures appearing on such endorsement(s) or stock power(s) and on this election form and letter of transmittal must be guaranteed by an Eligible Institution. In such case the "Special Issuance Instructions" box on this election form and letter of transmittal must be completed and the signature(s) on this election form and letter of transmittal must be guaranteed as herein specified.

         10. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the registered holder, such transferee or assignee must pay such tax to Regions or must establish to the satisfaction of Regions that such tax has been paid or is not applicable.

         11. Special Issuance and Delivery Instructions. Indicate on the "Special Issuance Instructions" box the name and address of the person(s) to whom the certificate and/or check constituting the merger consideration are to be issued if different from the name and address of the person(s) signing this election form and letter of transmittal. Indicate on the "Special Delivery Instructions" box the name and address of the person(s) to whom the certificate and/or check constituting the merger consideration are to be sent if different from the name and address of the person(s) signing this election form and letter of transmittal. Filling in the "Special Issuance Instructions" box or the "Special Delivery Instructions" box will NOT change your address for dividends and other mailings.

         12. Substitute Form W-9. Each surrendering stockholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, and to certify whether the stockholder is subject to backup withholding. Failure to provide such information on the Substitute Form W-9 may subject the surrendering stockholder to federal income tax withholding at a rate of 31% on payments made to such surrendering stockholder with respect to the shares. If such holder is an individual, the TIN is his or her social security number. A holder must cross out item (2) in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the surrendering holder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If you have checked the box in Part 3 and do not provide the Exchange Agent with a properly certified TIN within 60 days, the Exchange Agent will withhold 31% on reportable payments made thereafter until a properly certified TIN is received by the Exchange Agent. During the 60-day period, the Exchange Agent will withhold 31% on any reportable dividend payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such surrendering holder if a TIN is provided to the Exchange Agent within 60 days. See "Important Tax Information".

         13. Lost or Destroyed Certificates. If your certificate(s) has been lost or destroyed, please call the transfer agent at (781) 575-3400. You will then be instructed as to the steps you must take in order to surrender your certificate(s) for exchange. YOU CANNOT MAKE A CASH ELECTION WITHOUT SUBMITTING A MORGAN KEEGAN STOCK CERTIFICATE OR A GUARANTEE OF DELIVERY.

         14. Voting Rights and Dividends. Holders of Morgan Keegan common stock will continue to have the right to vote and to receive all dividends paid on all shares of Morgan Keegan common stock deposited by them with the Exchange Agent until the merger becomes effective. If any shares of Morgan Keegan common stock covered by this election form and letter of transmittal are converted into shares of Regions common stock as described above, you will receive (without interest) any dividends declared on the Regions common stock with a record date after the effective date of the merger.

         15. Information and Additional Copies. Information and additional copies of this election form and letter of transmittal may be obtained from the Exchange Agent by writing to the address or calling (888) 756-1854.

         16. Indication of Certificate Numbers and Shares. This election form and letter of transmittal should indicate the certificate number(s) of the certificate(s) representing the Morgan Keegan common stock covered hereby and the number of shares represented by each certificate. If certificates representing shares of Morgan Keegan common stock covered by this election form and letter of transmittal are to be delivered by a Guarantee of Delivery, the certificate number(s) of the certificates representing the Morgan Keegan common stock covered hereby and the number of shares represented by each certificate may be provided on the Guarantee of Delivery.

         17. Non-Consummation of Merger. Consummation of the merger is subject to the approval of the stockholders of Morgan Keegan and to the satisfaction of certain other conditions. No payments of the merger consideration related to any surrender of the certificate(s) will be made prior to the consummation of the merger, and no payments of the merger consideration will be made to stockholders if the merger agreement is terminated. If the merger agreement is terminated, all cash elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

         18. Guarantee of Delivery. Holders of Morgan Keegan common stock whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of Morgan Keegan common stock by book-entry transfer into the Exchange Agent's account at DTC prior to the Election Deadline, may deliver their Morgan Keegan common stock by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through an entity that participates in a Medallion Signature Guaranty Program , such as a participating member of a registered national securities exchange, a participating member of the National Association of Securities Dealers, Inc. or by a participating commercial bank or trust company in the United States, referred to above as an eligible institution, (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed election form and letter of transmittal and any other documents required by the election form and letter of transmittal; and (3) the certificates for all the Morgan Keegan common stock covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Morgan Keegan common stock into the Exchange Agent's account at
DTC), are received by the Exchange Agent within three NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed not to have made a cash election with respect to those shares covered by the Guarantee of Delivery.

         19. Cash Election for Less than All Shares. In the event that you make a cash election for less than all of the shares of Morgan Keegan common stock covered by the certificate(s) submitted with this election form and letter of transmittal or by a Guarantee of Delivery, the shares of Morgan Keegan common stock described in "Description Of Shares Of Morgan Keegan Common Stock Enclosed" with respect to which no cash election is made will, upon completion of the merger, be converted into shares of Regions common stock at the exchange ratio set forth in the merger agreement. If you have properly submitted your Morgan Keegan stock certificates with this election form and letter of transmittal, it will not be necessary for you to take any further action to receive certificate(s) for such Regions common stock.

         COMPLETING AND RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF MORGAN KEEGAN STOCKHOLDERS.

                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a holder who receives payments pursuant to the merger of Morgan Keegan with and into Regions is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed on the holder by the Internal Revenue Service, and payment of cash merger consideration may be subject to backup withholding.

         Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders should indicate their exempt status by checking the box in Part 4 of Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements may be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitution Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to shares, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on the form is correct (or that such holder is awaiting a TIN) and certifying that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.